                                                                    EXHIBIT 99.3

                        [EL PASO CORPORATION LETTERHEAD]

                                  July 10, 2002


The Honorable Carl Levin
269 Russell Senate Office Building
United States Senate
Washington, DC 20510-2202

Dear Senator Levin:

  You have recently received a copy of a letter addressed to me from Oscar Wyatt dated July 9, 2002. Mr. Wyatt has raised some issues regarding a recent restructuring of a power purchase contract by a subsidiary of El Paso Corporation. Although we are uncertain as to Mr. Wyatt's motives, there are numerous inaccuracies set forth in his letter. Although Mr. Wyatt was formerly Chairman of The Coastal Corporation, Mr. Wyatt has not been involved in the management of the Company since the merger with El Paso Corporation in early 2001. As a result, he is not familiar with the day-to-day operations of the Company since that time. Since he is not familiar with the transaction and there were numerous misstatements in his letter about the transaction, I felt it was important to inform and update Mr. Wyatt, as one of our shareholders, about the facts. In this regard, attached is a letter I sent to him earlier today. As set forth in the letter, our Company has fully complied with both the spirit and the substance of all governance, accounting and disclosure requirements set forth in all applicable laws and regulations associated with the transaction. I can assure you that we remain committed to upholding the highest business and ethical standards in our businesses.

  By way of background, the subject transaction is part of our power plant restructuring business. In particular, Congress enacted the Public Utility Regulatory Policies Act of 1978 (PURPA). Although PURPA created incentives to construct additional power plants to meet the growing demands in the United States at the time, it has resulted in numerous power purchase agreements that have prices that are in excess of current market prices. This provides a unique opportunity for the restructuring of such power purchase agreements in a manner that provides substantial benefits to the ratepayers or consumers of power, as well as the Company's shareholders. This is a classic win-win scenario, where consumers receive reduced power rates and companies such as El Paso Corporation earn a return on their capital employed for its shareholders.

  If you have any questions with regard to this matter, then please feel free to contact me directly or Lori Laudien at 202-637-3550.

                                   Sincerely,


                                   /s/ William A. Wise

cc:  The Honorable Tom Daschle
     The Honorable John Dingell
     The Honorable Dick Gephardt

                        [EL PASO CORPORATION LETTERHEAD]

                                  July 10, 2002


The Honorable Tom Daschle
Senate Majority Leader
S-221 Capitol Building
United States Senate
Washington, DC 20510-7020

Dear Mr. Leader:

  You have recently received a copy of a letter addressed to me from Oscar Wyatt dated July 9, 2002. Mr. Wyatt has raised some issues regarding a recent restructuring of a power purchase contract by a subsidiary of El Paso Corporation. Although we are uncertain as to Mr. Wyatt's motives, there are numerous inaccuracies set forth in his letter. Although Mr. Wyatt was formerly Chairman of The Coastal Corporation, Mr. Wyatt has not been involved in the management of the Company since the merger with El Paso Corporation in early 2001. As a result, he is not familiar with the day-to-day operations of the Company since that time. Since he is not familiar with the transaction and there were numerous misstatements in his letter about the transaction, I felt it was important to inform and update Mr. Wyatt, as one of our shareholders, about the facts. In this regard, attached is a letter I sent to him earlier today. As set forth in the letter, our Company has fully complied with both the spirit and the substance of all governance, accounting and disclosure requirements set forth in all applicable laws and regulations associated with the transaction. I can assure you that we remain committed to upholding the highest business and ethical standards in our businesses.

  By way of background, the subject transaction is part of our power plant restructuring business. In particular, Congress enacted the Public Utility Regulatory Policies Act of 1978 (PURPA). Although PURPA created incentives to construct additional power plants to meet the growing demands in the United States at the time, it has resulted in numerous power purchase agreements that have prices that are in excess of current market prices. This provides a unique opportunity for the restructuring of such power purchase agreements in a manner that provides substantial benefits to the ratepayers or consumers of power, as well as the Company's shareholders. This is a classic win-win scenario, where consumers receive reduced power rates and companies such as El Paso Corporation earn a return on their capital employed for its shareholders.

  If you have any questions with regard to this matter, then please feel free to contact me directly or Lori Laudien at 202-637-3550.

                                 Sincerely,


                                 /s/ William A. Wise


cc:  The Honorable John Dingell
     The Honorable Dick Gephardt
     The Honorable Carl Levin

                        [EL PASO CORPORATION LETTERHEAD]

                                  July 10, 2002


The Honorable John Dingell
2328 Rayburn House Office Building
United States House of Representatives
Washington, DC 20515-2216

Dear Congressman Dingell:

  You have recently received a copy of a letter addressed to me from Oscar Wyatt dated July 9, 2002. Mr. Wyatt has raised some issues regarding a recent restructuring of a power purchase contract by a subsidiary of El Paso Corporation. Although we are uncertain as to Mr. Wyatt's motives, there are numerous inaccuracies set forth in his letter. Although Mr. Wyatt was formerly Chairman of The Coastal Corporation, Mr. Wyatt has not been involved in the management of the Company since the merger with El Paso Corporation in early 2001. As a result, he is not familiar with the day-to-day operations of the Company since that time. Since he is not familiar with the transaction and there were numerous misstatements in his letter about the transaction, I felt it was important to inform and update Mr. Wyatt, as one of our shareholders, about the facts. In this regard, attached is a letter I sent to him earlier today. As set forth in the letter, our Company has fully complied with both the spirit and the substance of all governance, accounting and disclosure requirements set forth in all applicable laws and regulations associated with the transaction. I can assure you that we remain committed to upholding the highest business and ethical standards in our businesses.

  By way of background, the subject transaction is part of our power plant restructuring business. In particular, Congress enacted the Public Utility Regulatory Policies Act of 1978 (PURPA). Although PURPA created incentives to construct additional power plants to meet the growing demands in the United States at the time, it has resulted in numerous power purchase agreements that have prices that are in excess of current market prices. This provides a unique opportunity for the restructuring of such power purchase agreements in a manner that provides substantial benefits to the ratepayers or consumers of power, as well as the Company's shareholders. This is a classic win-win scenario, where consumers receive reduced power rates and companies such as El Paso Corporation earn a return on their capital employed for its shareholders.

  If you have any questions with regard to this matter, then please feel free to contact me directly or Lori Laudien at 202-637-3550.

                                   Sincerely,


                                   /s/ William A. Wise


cc:  The Honorable Tom Daschle
     The Honorable Dick Gephardt
     The Honorable Carl Levin

                        [EL PASO CORPORATION LETTERHEAD]

                                  July 10, 2002


The Honorable Dick Gephardt
House Minority Leader
H-204 Capitol Building
United States House of Representatives
Washington, DC 20515-6537

Dear Mr. Minority Leader:

  You have recently received a copy of a letter addressed to me from Oscar Wyatt dated July 9, 2002. Mr. Wyatt has raised some issues regarding a recent restructuring of a power purchase contract by a subsidiary of El Paso Corporation. Although we are uncertain as to Mr. Wyatt's motives, there are numerous inaccuracies set forth in his letter. Although Mr. Wyatt was formerly Chairman of The Coastal Corporation, Mr. Wyatt has not been involved in the management of the Company since the merger with El Paso Corporation in early 2001. As a result, he is not familiar with the day-to-day operations of the Company since that time. Since he is not familiar with the transaction and there were numerous misstatements in his letter about the transaction, I felt it was important to inform and update Mr. Wyatt, as one of our shareholders, about the facts. In this regard, attached is a letter I sent to him earlier today. As set forth in the letter, our Company has fully complied with both the spirit and the substance of all governance, accounting and disclosure requirements set forth in all applicable laws and regulations associated with the transaction. I can assure you that we remain committed to upholding the highest business and ethical standards in our businesses.

  By way of background, the subject transaction is part of our power plant restructuring business. In particular, Congress enacted the Public Utility Regulatory Policies Act of 1978 (PURPA). Although PURPA created incentives to construct additional power plants to meet the growing demands in the United States at the time, it has resulted in numerous power purchase agreements that have prices that are in excess of current market prices. This provides a unique opportunity for the restructuring of such power purchase agreements in a manner that provides substantial benefits to the ratepayers or consumers of power, as well as the Company's shareholders. This is a classic win-win scenario, where consumers receive reduced power rates and companies such as El Paso Corporation earn a return on their capital employed for its shareholders.

  If you have any questions with regard to this matter, then please feel free to contact me directly or Lori Laudien at 202-637-3550.

                                   Sincerely,


                                   /s/ William A. Wise


cc:  The Honorable Tom Daschle
     The Honorable John Dingell
     The Honorable Carl Levin